UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 24, 2020

U.S. WELL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38025	81-1847117
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1360 Post Oak Boulevard Suite 1800 Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

(832) 562-3730

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
CLASS A COMMON STOCK $0.0001, par value per share	USWS	NASDAQ Capital Market
WARRANTS	USWSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Paycheck Protection Program Loan

On July 24, 2020, U.S. Well Services, LLC (the “Borrower”), a wholly owned subsidiary of U.S. Well Services, Inc. (the “Company”), entered into a Promissory Note (the “Note”) with Bank of America, N.A., as lender, pursuant to the Paycheck Protection Program (the “PPP”) under the Coronavirus Aid, Relief, and Economic Security Act (as amended by the Paycheck Protection Program Flexibility Act of 2020 and as otherwise amended from time to time, the “CARES Act”), in the aggregate principal amount of $10,000,000 (the “PPP Loan”).

The Note matures on July 24, 2025 and bears interest at a rate of one percent (1%) per annum. Monthly principal and interest payments will commence following the end of the Deferment Period (as defined in the PPP Loan). The Borrower may prepay the principal of the PPP Loan at any time without a prepayment penalty. Proceeds of the PPP Loan will be used to retain workers and maintain payroll or make mortgage interest payments, lease payments, and utility payments, as specified under the rules and guidance issued by the U.S. Small Business Administration (“SBA”) implementing the PPP under Division A, Title I of the CARES Act. Under the terms of the PPP, up to the entire amount of principal and accrued interest may be forgiven to the extent the PPP Loan proceeds are used as described in the CARES Act and applicable issuing guidance issued by the SBA under the PPP. The Company intends that the Borrower would use its entire PPP Loan for designated qualifying expenses and to apply for forgiveness in accordance with the terms of the PPP. No assurance can be given that the Borrower will obtain forgiveness of the PPP Loan in whole or in part.

The Borrower did not provide any collateral or guarantees for the PPP Loan, nor did the Borrower pay any facility charge to obtain the PPP Loan. The Note provides for customary events of default, including, among others, those relating to bankruptcy, failure to make payments, breaches of representations and material adverse effects.

The lender under the Borrower’s ABL Credit Agreement dated May 7, 2019 consented to the Borrower’s incurrence of the PPP Loan.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Third Amendment to Senior Secured Term Loan Credit Agreement

On July 30, 2020, the Borrower, the Company and the subsidiary guarantors party thereto (collectively, the “Loan Parties”), entered into a Third Amendment to Senior Secured Term Loan Credit Agreement (the “Term Loan Amendment”) with CLMG Corp., as administrative agent (the “Administrative Agent”), CLMG Corp., as collateral agent (the “Collateral Agent”, and together with the Administrative Agent, the “Agents”) and the lenders party thereto (the “Lenders”). The Term Loan Amendment amends that certain Senior Secured Term Loan Credit Agreement, dated as of May 7, 2019 (as may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among the Loan Parties, the Agents, the Lenders, and certain other financial institutions party thereto from time to time.

Pursuant to the Term Loan Amendment, the Agents and the Lenders agreed to make certain modifications and amendments to the Credit Agreement in order to, among other things, consent to the entry into the PPP Loan, subject to the amended terms and conditions specified for the same in the Term Loan Amendment.

Additionally, the Term Loan Amendment made certain modifications to the Credit Agreement which limit the Loan Parties’ ability to deploy and use collateral outside of the continental United States and other than in connection with oil and gas fracking and exploration without the prior consent of the Administrative Agent. In the Term Loan Amendment the Loan Parties further agreed to specific conditions and covenants regarding a turbine rental and services agreement entered into on June 19, 2020 and which affect the equipment which is the subject thereof.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information in Item 1.01 and Exhibit 10.1 of this Current Report on Form 8-K are incorporated herein by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements concerning the Company’s expectations, anticipations, intentions, or beliefs regarding the PPP Loan. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including financial market conditions; actions by the PPP Loan parties; changes by the SBA or other governmental authorities regarding the CARES Act, the PPP or related administrative matters; the Company’s and Borrower’s ability to comply with the terms of the PPP Loan and the CARES Act, including to use the proceeds of the PPP Loan as described herein and the forgiveness of the PPP Loan as described herein; and other risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 5, 2020, and subsequent filings. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Promissory Note, dated effective as of July 24, 2020, by and between U.S. Well Services, LLC and Bank of America, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. WELL SERVICES, INC.

By:	/s/ Kyle O’Neill
Name:	Kyle O’Neill
Title:	Chief Financial Officer

July 30, 2020

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